Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
OF FIRST FINANCIAL HOLDINGS, INC.
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly report on Form 10-Q of First Financial Holdings, Inc. (the "Corporation") for the quarter ended March 31, 2005 (the "Report"). A. Thomas Hood, President and Chief Executive Officer of the Corporation and Susan E. Baham, Chief Financial Officer, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the report fairly presents, in all material respects, the Corporation's financial condition and results of operations.

By:	/s/ A. Thomas Hood	By:	/s/ Susan E. Baham

	A. Thomas Hood		Susan E. Baham
	Chief Executive Officer		Chief Financial Officer

Dated: May 10, 2005		Dated:	May 10, 2005

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